UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2012

CELLDEX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

119 Fourth Avenue

Needham, Massachusetts 02494-2725

(Address of principal executive offices) (Zip Code)

(781) 433-0771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2012, Celldex Therapeutics, Inc. (the “Company”) and its wholly owned subsidiary Celldex Research Corporation entered into a Second Loan Modification Agreement with MidCap Funding V, LLC and General Electric Capital Corporation.  Pursuant to the terms of the Second Loan Modification Agreement, the maturity date on the Company’s outstanding $15 million term loan with MidCap was extended from December 30, 2013 to December 30, 2014 and the Company shall pay an upfront fee of $25,000 and an additional fee of $37,500 upon repayment in full of the term loan.

The foregoing description of the Second Loan Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Loan Modification Agreement, a copy of which is filed herewith as Exhibit 10.1.  The provisions of the Second Loan Modification Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the Company.   Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 2.02.  Results of Operations and Financial Condition.

On March 7, 2012, the Company issued a press release announcing its financial results for the fourth quarter and fiscal 2011.  The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Loan Modification Agreement, dated as of March 2, 2012, by and among Celldex Therapeutics, Inc., Celldex Research Corporation, MidCap Funding V, LLC and General Electric Capital Corporation

99.1	Press Release of Celldex Therapeutics, Inc., dated March 7, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Celldex Therapeutics, Inc.

Dated: March 7, 2012	By:	/s/ Avery W. Catlin
Avery W. Catlin
Senior Vice President and
Chief Financial Officer

Exhibit Index

10.1	Second Loan Modification Agreement, dated as of March 2, 2012, by and among Celldex Therapeutics, Inc., Celldex Research Corporation, MidCap Funding V, LLC and General Electric Capital Corporation

99.1	Press Release of Celldex Therapeutics, Inc., dated March 7, 2012.